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                                                                      Exhibit 23


                      CONSENT OF INDEPENDENT ACCOUNTANTS


     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-32032) of SmarterKids.com, Inc. of our report dated February 2, 2001 relating to the financial statements, which appears in this Annual Report on Form 10-K of SmarterKids.com, Inc.





/s/ PricewaterhouseCoopers LLP


Boston, Massachusetts
March 29, 2001